UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 23, 2006

(Date of Earliest Event Reported)

VALENTIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	94-3156660
(State or Other Jurisdiction of Incorporation or Organization)	0-22987	(I.R.S. Employer Identification No.)

863A Mitten Road
Burlingame, California 94010

(Address of Principal Executive Offices)

(650) 697-1900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.                                    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer or Listing.

On August 23, 2006, Valentis, Inc. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Global Market indicating that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(4) (the “Minimum Bid Price Rule”) because the closing bid price per share for the Company’s common stock has been below $1.00 per share for 30 consecutive trading days.  In accordance with Nasdaq Marketplace Rules, the Company will be provided 180 calendar days, or until February 20, 2007, to regain compliance with the Minimum Bid Price Rule.  This notification has no affect on the listing of the Company’s common stock at this time.

To regain compliance with the Minimum Bid Price Rule, the closing bid price of the Company’s common stock must remain at $1.00 per share or more for a minimum of ten consecutive trading days.  If the Company does not regain compliance with the Minimum Bid Price Rule by February 20, 2007, Nasdaq will determine whether the Company meets The Nasdaq Capital Market initial listing criteria set forth in Marketplace Rule 4310(c), except for the bid price requirement.  If the Company meets the initial listing criteria, Nasdaq will notify the Company that it has been granted an additional 180 calendar day compliance period.  If the Company is not eligible for an additional compliance period, Nasdaq will provide the Company with written notification that its common stock will be delisted.  At that time, the Company may appeal Nasdaq’s determination to delist the Company’s common stock to a Nasdaq Listings Qualifications Panel.

The Company’s management and board of directors are reviewing the Company’s strategic opportunities, which include the sale or merger of the business, the sale of certain assets or other actions, to address this issue.  A copy of a press release, dated August 25, 2006, announcing the Nasdaq delisting warning letter, is attached hereto as Exhibit 99.1. A copy of the delisting warning letter from Nasdaq, dated August 23, 2006, is attached hereto as Exhibit 99.2.

ITEM 9.01             Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

99.1	Text of Press Release, dated August 25, 2006.
99.2	Delisting warning letter from the Nasdaq to the Company, dated August 23, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 25, 2006

VALENTIS, INC.

By:	/s/ JOSEPH A. MARKEY
Joseph A. Markey
Vice President of Finance and Administration
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of Press Release, dated August 25, 2006.
99.2	Delisting warning letter from the Nasdaq to the Company, dated August 23, 2006.